Old Mutual VA Asset Allocation Conservative Portfolio
Old Mutual VA Asset Allocation Balanced Portfolio
Old Mutual VA Asset Allocation Moderate Growth Portfolio
Old Mutual VA Asset Allocation Growth Portfolio
Old Mutual Analytic VA Portfolio
and
Old Mutual Analytic VA Global Portfolio

Supplement Dated December 12, 2008
to the Prospectuses and Statements of Additional Information dated April 7, 2008, as previously supplemented

This Supplement updates certain information contained in the currently effective Prospectuses and Statements of Additional Information for the Old Mutual VA Asset Allocation Conservative Portfolio, Old Mutual VA Asset Allocation Balanced Portfolio, Old Mutual VA Asset Allocation Moderate Growth Portfolio, Old Mutual VA Asset Allocation Growth Portfolio, Old Mutual Analytic VA Portfolio, and Old Mutual Analytic VA Global Portfolio (each, a “Fund” and, collectively, the “Funds”), series portfolios of Old Mutual Funds I (the “Trust”).  You should retain your Prospectus and Statement of Additional Information and all current supplements for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

The Board of Trustees of the Trust has approved a Plan of Liquidation and Dissolution (the “Liquidation”), which will take effect December 15, 2008 (the “Effective Date”), pursuant to which the assets of each of the Funds will be liquidated, known liabilities satisfied, and remaining proceeds distributed to shareholders (i.e. Participating Insurance Companies, as defined in the Prospectus).  The Liquidation was not subject to the approval of shareholders of the Funds.  As of the Effective Date, each Fund will begin liquidating its portfolio assets and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest.  As a result, the Funds will not be pursuing their investment objectives after the Effective Date.

Effective upon the close of the New York Stock Exchange on December 12, 2008, the Funds will no longer accept purchase orders.

The Liquidation is expected to be finalized on or before December 22, 2008.  Upon completion of the Liquidation, each Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholders, and the Funds will be dissolved.

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Distributor: Old Mutual Investment Partners
R-08-418  12/2008